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          VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

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
                                                                         Amount of      % of     % of
                                           Offering        Total          Shares      Offering   Funds
   Security      Purchase/     Size of     Price of      Amount of       Purchased    Purchased   Total                 Purchased
   Purchased     Trade Date   Offering      Shares        Offering        By Fund      By Fund   Assets    Brokers        From
---------------- ----------- ------------ ------------ --------------- -------------- --------- -------- ------------- ----------
 Bay Area Toll    08/07/08        -         $98.454     $707,730,000    $1,250,000      0.18%     0.57%  Citi,          Citigroup
   Authority                                                                                             Merrill
   5.00% due                                                                                             Lynch &
   4/1/2039                                                                                              Co.,
                                                                                                         JPMorgan,
                                                                                                         Lehman
                                                                                                         Brothers,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Stone &
                                                                                                         Youngberg
                                                                                                         LLC, Banc
                                                                                                         of America
                                                                                                         Securities
                                                                                                         LLC, De La
                                                                                                         Rosa & Co.,
                                                                                                         In.,
                                                                                                         Goldman,
                                                                                                         Sachs &
                                                                                                         Co., and
                                                                                                         Siebert
                                                                                                         Brandford
                                                                                                         Shank &
                                                                                                         Co., LLC
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